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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                           CAS MEDICAL SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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SEC 1913 (3-99)
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
                        [LOGO] CAS MEDICAL SYSTEMS, INC.
                         TECHNOLOGY APPLIED TO MEDICINE

                             44 East Industrial Road
                           Branford, Connecticut 06405


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 12, 2002



TO THE STOCKHOLDERS OF
        CAS MEDICAL SYSTEMS, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CAS MEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), will be held on Wednesday, June 12, 2002, at 10:00 a.m., Eastern Daylight Time, at the offices of the Company, 44 East Industrial Road, Branford, Connecticut 06405, for the following purposes:

        (1) To elect five directors of the Company, each for a term of one year;

        (2) To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Company's fiscal year ending December 31, 2002;

        (3) To transact such other business as may properly come before the Meeting.

        Only stockholders of record at the close of business on April 19, 2002 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                           By Order of the Board of Directors



                                           Louis Celano
                                           SECRETARY


Branford, Connecticut
April 22, 2002


IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

                            CAS MEDICAL SYSTEMS, INC.
                             44 EAST INDUSTRIAL ROAD
                           BRANFORD, CONNECTICUT 06405

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CAS Medical Systems, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Wednesday, June 12, 2002, at 10:00 a.m. Eastern Daylight Time, at the offices of the Company, 44 East Industrial Road, Branford, Connecticut 06405, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

        This Proxy Statement, Notice of Meeting and accompanying proxy card are first being mailed to stockholders on or about April 22, 2002.


                                     GENERAL

        All proxies duly executed and received by the persons designated as proxies therein will be voted on all matters presented at the Meeting in accordance with the instructions given therein by the person executing such proxy or, in the absence of specific instructions, will be voted in favor of election to the Board of Directors of the five (5) candidates nominated by the board and in favor of the other proposals indicated on such proxy. Management does not know of any other matter which may be brought before the Meeting, but in the event that any other matter should properly come before the Meeting or any nominee should not be available for election, the persons named as proxies will have authority to vote all proxies not marked to the contrary in their discretion as they deem advisable. Any stockholder may revoke his or her proxy at any time before the Meeting by written notice to such effect received by the Company at the address shown above, Attention: Corporate Secretary, by delivery of a subsequently dated proxy, or by attending the Meeting and voting in person.

        The Common Stock is the only class of security entitled to vote at the meeting, each share being entitled to one vote. The total number of shares of Common Stock outstanding as of April 19, 2002, the record date established by the Company's Board of Directors for stockholders entitled to notice of the Meeting and to vote at the Meeting, were 9,645,077. A majority of the issued and outstanding shares of Common Stock, or 4,822,539 shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Assuming the presence of a quorum, the affirmative vote of a majority of the shares present and voting at the Meeting is required to approve each of the matters presented.

        A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder at the Company's offices, 44 East Industrial Road, Branford, Connecticut 06405, for a period of ten days prior to the Meeting and at the Meeting itself.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth information as to the beneficial ownership of each person who is not a director or executive officer, known to the Company to own more than 5% of the outstanding Common Stock as of April 19, 2002:

Name and Address of                         Amount and Nature of      Percentage
Beneficial Owner or Identity of Group     Beneficial Ownership (1)     of Class
--------------------------------------------------------------------------------
Haulbowline, Ltd.                                1,451,000               15.0%
c/o The Bank of Bermuda Limited
6 Front Street
PO Box HM 1020
Hamilton HMDX, Bermuda

J. Sanford Davis                                 1,015,500               10.5%
14 Longview Terrace
Madison, CT  06443

Estate of Garry Evans                              500,000                5.2%
Weybridge, Surrey
United Kingdom


STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of April 19, 2002 by each director of the Company, each of the executive officers named in the Summary Compensation Table included elsewhere herein and the current directors and executive officers of the Company as a group.
                                 Amount and Nature of             Percentage
Name                           Beneficial Ownership (1)            of Class
-----------------------------------------------------------------------------
Louis P. Scheps                     1,183,325  (2)                   11.3%
Myron L. Cohen, Ph.D.                 855,453                         8.9%
Lawrence S. Burstein                  251,875  (3)                    2.6%
Jerome Baron                          224,200  (4)                    2.3%
Saul S. Milles, M.D.                   60,000  (5)                    0.6%
All officers and directors
as a group (5 persons)              2,574,853  (6)                   23.7%
-------------
(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise indicated, the persons named herein have sole voting and dispositive power with respect to the shares beneficially owned.
(2)     Includes warrants to purchase 819,000 shares.
(3) Includes warrants to purchase 150,000 shares. Also includes 92,500 shares held in Mr. Burstein's IRA rollover account and 9,375 shares owned directly and indirectly by a family member.
(4)     Includes warrants to purchase 200,000 shares.
(5)     Consists of Common Stock underlying warrants to purchase 60,000 shares.
(6)     Includes warrants to purchase 1,229,000 shares.

                         ITEM 1 - ELECTION OF DIRECTORS

        Five Directors are to be elected at the Meeting to serve for a term of one year or until their respective successors are duly elected and qualify. The shares represented by the proxies will be voted in favor of the election as Directors of the persons named below unless authority to do so is withheld. If any nominee is not a candidate for election at the Meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee and the others named below.

LOUIS P. SCHEPS   -   DIRECTOR SINCE 1990

        Mr. Scheps, 70, was appointed President and CEO of the Company in September 1990. He had held the position of Director of Manufacturing since 1986. Prior thereto, Mr. Scheps was employed by Posi-Seal International as Vice President from 1969 to 1985. Mr. Scheps received his engineering degree from Purdue University and his business education from the GE Management Program.

MYRON L. COHEN, PH.D.   -   DIRECTOR SINCE 1984

        Dr. Cohen, 68, founder of the Company, has been involved in developing and marketing medical products for over 35 years. Dr. Cohen was Director of Research and Development for the Hospital Products Division of Chesebrough-Pond's Inc. from 1978 to 1983. From 1966 through 1978, Dr. Cohen was Professor of Mechanical Engineering at Stevens Institute of Technology and was co-founder and co-director of the Institute's Medical Engineering Laboratory. Dr. Cohen was awarded the Humboldt Prize by the Federal Republic of Germany for his work in biomedical engineering. He has lectured throughout the European Union countries on problems in technology and medicine. Dr. Cohen received an undergraduate degree from Purdue University and M.S. and Ph.D. degrees from the University of Alabama and Polytechnic Institute of Brooklyn, respectively.

LAWRENCE S. BURSTEIN   -   DIRECTOR SINCE 1985

        Mr. Burstein, 59, has been president and principal stockholder of Unity Venture Capital Associates, Ltd. since March 1996. Prior thereto he was president, a director and principal stockholder of Trinity Capital Corporation since October 1982. Mr. Burstein is a director of five other public companies:
THQ, Inc., a manufacturer of video game cartridges and toys; Gender Sciences, Inc., a company that markets nutritional supplements; Brazil Fast Food Corp., the second largest fast food restaurant chain in Brazil; I.D. Systems, Inc., which designs, develops and produces a wireless monitoring and tracking system and Traffix, Inc., which is principally an internet direct marketing company. Mr. Burstein received an L.L.B. from Columbia Law School.

JEROME S. BARON   -   DIRECTOR SINCE 1986

        Mr. Baron, 75, has been in the securities industry since 1944. He was a Vice President in the International Department at Loeb Rhoades & Company, a Partner at Andreson & Company, and Chairman and Chief Executive Officer of Foster Securities, Inc., which he founded in 1974. In 1977, Foster Securities merged with Brean Murray Securities Inc. Mr. Baron is Vice-Chairman of Brean Murray and Company, Inc. He is a Director of Haulbowline Ltd., a private offshore company. He attended Kings Point Merchant Marine Academy and Pace University.

SAUL S. MILLES, M.D.   -   DIRECTOR SINCE 1991

        Dr. Milles, 71, served as Medical Director of the General Electric Company from 1984 to 1998. Prior to that, he was in active medical practice in New Haven, Connecticut, as an internist and gastroenterologist from 1961 to 1984. He had served as Attending Physician at the Yale Medical Center and had been appointed a Clinical Associate Professor of Medicine at the Yale Medical School, as well as President of the Medical staff. He has been involved in issues related to medical ethics, health screening and employment of the handicapped. Dr. Milles was active in developing policies for smoking abatement and substance abuse treatment. He has served as an advisor to the Office of Technology Assessment of the U.S. Congress. Dr. Milles attended Cornell University and received his M.D. degree from the University of Rochester. He received post-graduate medical education at Yale Medical Center.

MEETINGS OF THE BOARD OF DIRECTORS

        During the Company's fiscal year ended December 31, 2001, the Board of Directors held three meetings and acted three times by unanimous consent. Each director attended at least 75% of the meetings of the Board of Directors held and of all committees of the Board of Directors on which he served while he was director or a member of a committee of the Board of Directors.

COMMITTEES OF THE BOARD

        The Board has standing Compensation and Audit Review Committees.

        COMPENSATION COMMITTEE. The Compensation Committee, composed of Messrs. Burstein and Baron, met three times during Fiscal 2001. Its functions are to review the Company's general compensation strategy; establish salaries and review benefit programs, and certain other compensation plans; and approve certain employment contracts.

        AUDIT REVIEW COMMITTEE. The Audit Review Committee, composed of Messrs. Burstein and Baron, met four times during Fiscal 2001. Its functions are to recommend the appointment of independent accountants; review the arrangements for and scope of the audit by independent accountants; review the independence of the independent accountants; consider the adequacy of the system of internal accounting controls and review any proposed corrective actions; review and monitor the Company's policies regarding business ethics and conflicts of interest; and discuss with management and the independent accountants the Company's draft annual financial statements and key accounting and/or reporting matters. All members of the Audit Committee are independent as defined in the listing standards of the Nasdaq Stock Market.

                       COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth information concerning the compensation during the last three fiscal years of the executive officers of the Company (hereinafter referred to collectively as the "named executive officers").


                           SUMMARY COMPENSATION TABLE

                             Annual Compensation          Warrants/    All Other
                         ---------------------------       Options/     Compen-
                                   Salary        Bonus       SARs        sation
Principal Position     Year          ($)          ($)         (#)         ($)
--------------------------------------------------------------------------------
Louis P. Scheps        2001       215,303       50,000        0          4,175
  President and CEO    2000       195,279      100,000        0          3,750
                       1999       185,254       75,000        0          3,325

Myron L. Cohen         2001       113,303            0        0          5,931
  Executive Vice       2000       102,619        9,000        0          4,911
  President            1999        98,654            0        0          4,020


        No stock options or warrants were granted to the persons named in the Summary Compensation Table during 2001.

    AGGREGATED WARRANTS/OPTION/SARS EXERCISED IN LAST FISCAL YEAR AND FY-END
                           WARRANTS/OPTION/SARS VALUES



                            Number of Unexercised        Value of Unexercised
                            Warrants/Options/SARs        in-the-Money Options
                                 at FY-End (#)               at FY-End (1)
Name                      Exercisable  Unexercisable  Exercisable  Unexercisable
--------------------------------------------------------------------------------
Louis P. Scheps              869,000     100,000        $201,825        $0
  President and CEO
Myron L. Cohen                     0           0              $0        $0
  Executive Vice President

(1) Computed based upon the difference between the closing price of the Company's Common Stock on December 31, 2001 ($0.570) and the exercise price.

No stock options or warrants were exercised by the named executive officers during 2001.

EMPLOYMENT CONTRACTS AND TERMINATION BENEFITS

        The Company and Mr. Scheps have entered into an employment agreement pursuant to which Mr. Scheps serves as President and Chief Executive Officer of the Company. As of September 1, 2000, the employment agreement was amended (as amended, the "Employment Agreement") to extend its term through August 31, 2002 and provide for a base salary of $215,000 per year. The Employment Agreement also provides that if a "Change of Control" (as defined below) occurs, and upon such Change of Control occurring, the Employment Agreement is not extended for a period of at least one year following the stated termination date of the Employment Agreement, then Mr. Scheps shall be paid a lump sum of $250,000 on such stated termination date. "Change of Control" is defined in the Employment Agreement to mean (i) a sale of all or substantially all of the Company's assets, (ii) a merger involving the Company in which the Company is not the survivor and the Company's stockholders prior to the merger control less than fifty percent of the voting stock of the surviving entity, (iii) a sale by the Company's stockholders to an acquiror or acquirors acting in concert of more than a majority of the then outstanding stock of the Company owned by the Company's stockholders, or (iv) any event similar to any of the foregoing. In connection with the amendment of the Employment Agreement, Mr. Scheps was granted a warrant to purchase 100,000 shares of Company common stock at an exercise price of $1.00 per share. This warrant is exercisable solely in the event of a Change of Control.


COMPENSATION OF DIRECTORS

        During 2001, the Company paid an annual fee of $10,000 to each of the Directors, other than those also serving as officers, and paid no other fee for attendance at the meetings.

                                   MANAGEMENT

EXECUTIVE OFFICERS
        The following table sets forth the names and positions of the executive officers of the Company:

        Name                        Position
        ----------------------------------------------------
        Louis P. Scheps             President and CEO
        Myron L. Cohen              Executive Vice President

        Mr. Louis P. Scheps, 70, was appointed President and CEO of the Company in September 1990. He had held the position of Director of Manufacturing since 1986. Prior thereto, Mr. Scheps was employed by Posi-Seal International as Vice President from 1969 to 1985. Mr. Scheps received his engineering degree from Purdue University and his business education from the GE Management Program.

        Myron L. Cohen, Ph.D., 68, founder of the Company, has been involved in developing and marketing medical products for over 35 years. Dr. Cohen was Director of Research and Development for the Hospital Products Division of Chesebrough-Pond's Inc. from 1978 to 1983. From 1966 through 1978, Dr. Cohen was Professor of Mechanical Engineering at Stevens Institute of Technology and was co-founder and director of the Institute's Medical Engineering Laboratory. Dr. Cohen was awarded the Humboldt Prize by the Federal Republic of Germany for his work in biomedical engineering. He has lectured throughout the European Union countries on problems in technology and medicine.


SECTION 16 (A)  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

        Based upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 2001 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

           ITEM 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        Unless otherwise instructed, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of the selection by the Company's Board of Directors of PricewaterhouseCoopers LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2002. That firm has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries, nor has any member of such firm had any such connection during the past three years.

        A representative from PricewaterhouseCoopers LLP is expected to attend the Meeting and will be afforded the opportunity to make a statement or respond to appropriate questions from stockholders or both.

        The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for Fiscal 2002.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee reviews CAS Medical Systems' financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed with management and the prior independent auditors the audited financial statements for the fiscal year ended December 31, 2001. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from CAS Medical Systems, Inc. and its management. The Audit Committee has also considered whether the independent auditors provision of non-audit services to CAS Medical Systems, Inc. is compatible with the auditor's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements for the fiscal year ended December 31, 2001 be included for filing in CAS Medical Systems, Inc.'s annual report on SEC Form 10-KSB for the year ended December 31, 2001.

                                    Audit Committee of the Board of Directors

                                    - Jerome Baron
                                    - Lawrence Burstein

AUDIT FEES

        The aggregate fees billed to CAS Medical Systems, Inc. by our previous auditors Arthur Andersen LLP for professional services rendered in connection with the audit of our annual financial statements for the 2001 fiscal year and the reviews of the interim financial statements included in our 10-Qs were $63,600.

ALL OTHER FEES

        The aggregate fees billed to CAS Medical Systems, Inc. for professional services rendered in 2001 by our previous auditors Arthur Andersen LLP, other than for services specifically described above, were $82,350. These services consisted primarily of federal and state income tax services.



                                  OTHER MATTERS

        As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting in accordance with the judgment of the person or persons voting the proxies.

                              STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be presented at the Company's 2003 Annual Meeting of Stockholders pursuantto the provisions of Rule 14a-8, promulgated under the Exchange Act, must be received at the Company's offices not later than December 22, 2002, for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.


                          -----------------------------


        A COPY OF THE COMPANY'S 2001 ANNUAL REPORT ACCOMPANIES THIS PROXY STATEMENT. ADDITIONAL COPIES OF SUCH REPORT, AS WELL AS COPIES OF THE COMPANY'S FORM 10-KSB, INCLUSIVE OF SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 2001, FILED WITH THE COMMISSION, WILL BE PROVIDED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST. REQUESTS SHOULD BE ADDRESSED TO LOUIS CELANO, CAS MEDICAL SYSTEMS, INC., 44 EAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405.

                            CAS MEDICAL SYSTEMS, INC.

              44 East Industrial Road, Branford, Connecticut 06405 This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Louis P. Scheps and Louis Celano as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated on the reverse, all the shares of Common Stock of CAS MEDICAL SYSTEMS, INC. (the "Company") held of record by the undersigned on April 19, 2002 at the Annual Meeting of Stockholders to be held on June 12, 2002 or any adjournment thereof.

                         (To Be Signed on Reverse Side.)

                        PLEASE DATE, SIGN AND MAIL YOUR

                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS

                           CAS MEDICAL SYSTEMS, INC.

                                 JUNE 12, 2002

..................Please Detach and Mail in the Envelope Provided................

A     [X] Please mark your votes as in this example.

                    FOR all nominees
                    listed at right                WITHHOLD AUTHORITY
                   (except as marked                 to vote for all
                  to the contrary below)          nominees listed below

1.  Election of           [_]                              [_]
    Directors.

Nominees:   Louis P. Scheps                (INSTRUCTION: To withhold authority
            Myron L. Cohen, Ph.D.          to vote for any individual nominee,
            Lawrence S. Burstein           strike out such nominee's name listed
            Jerome Baron                   at right and write name on the space
            Saul S. Milles, M.D.           provided below.)

                                           -------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Company's fiscal year ending December 31, 2002.

            FOR          AGAINST          ABSTAIN
            [_]            [_]              [_]


3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2. Please sign exactly as name appears on the left.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE(S)_____________________________   DATE_______________

Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If partnership, please sign in partnership name by authorized person.